UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 2, 2014

Capital Southwest Corporation
(Exact name of registrant as specified in its charter)

Texas	814-00061	75-1072796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 2, 2014, Capital Southwest Corporation (the “Company”) issued a press release announcing a plan to spin-off certain of its control assets into a standalone, publicly traded company (“Industrial Co.”). A copy of the press release is furnished herewith as Exhibit 99.1.

Also on December 2, 2014, the Company held a conference call with investors to provide supplemental information regarding the proposed spin-off. A copy of the investor presentation slides used on this conference call is furnished herewith as Exhibit 99.2. A copy of the script used in connection with the investors presentation is furnished herewith as Exhibit 99.3.

Further, on December 2, 2014, the Company distributed a letter to its employees and portfolio companies regarding the proposed spin-off. A copy of the employee letter is furnished herewith as Exhibit 99.4. On December 2, 2014 the Company also distributed letters to employees of the companies proposed to be spun-off in the proposed transaction. A form of this letter is furnished herewith as Exhibit 99.5.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by reference in such filing.

Item 8.01 Other Events.

On December 2, 2014, the Company announced that its Board of Directors has unanimously approved a plan to spin-off certain of its control assets into Industrial Co. Upon completion of the spin-off, Industrial Co. will include the following businesses, which are currently control investments of the Company:

•	The RectorSeal Corporation, which manufactures specialty chemical products and control devices for plumbing, HVAC, electrical and industrial applications;

•	The Whitmore Manufacturing Company, which manufactures high performance, specialty lubricants for heavy equipment used in surface mining, railroads and other industries, lubrication equipment specifically for rail applications and lubrication-centric reliability solutions for a wide variety of industries. The Whitmore Manufacturing Company also produces water-based coatings for the automotive and primary metals industries; and

•	Jet-Lube, Inc., which manufactures specialty lubricants and other products used in oil field and industrial applications.

Upon closing of the proposed transaction, holders of Company stock will receive shares of stock in Industrial Co. through a pro rata distribution of shares of stock of Industrial Co. The proposed transaction will be structured as a tax-free distribution to Company shareholders and is contingent upon the satisfaction of a number of conditions, including the receipt of an order for exemptive relief from the Securities and Exchange Commission (the “SEC”), the request for which has been filed, the effectiveness of a Form 10 to be filed with the SEC, receipt of a favorable opinion and/or rulings with respect to the tax-free nature of the transaction for federal income tax purposes, final approvals of the Company’s Board of Directors, and, approval by the Company’s shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated December 2, 2014
99.2	Investor Presentation Slides dated December 2, 2014
99.3	Investor Presentation Script dated December 2, 2014
99.4	Letter to Legacy Company Employees and Portfolio Companies, dated December 2, 2014
99.5	Form of Letter to Industrial Co. Businesses

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain of the Company’s control assets into a new, independent, publicly traded company (“Industrial Co.”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of the Company, including the businesses of Industrial Co. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company. There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. These risks and uncertainties include, but are not limited to, risks relating to the Company’s ability to obtain all necessary approvals to complete, and to otherwise complete, the proposed spin-off transaction and to achieve the expected benefits therefrom.

In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this Current Report on Form 8-K. Other unknown or unpredictable factors could also have a material adverse effect on the Company’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to the Company and its business, see the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and subsequent filings with the SEC. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company does not assume any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

Additional Information and Where to Find It

The Company intends to file with the SEC a proxy statement in connection with the proposed spin-off transaction. The definitive proxy statement will be sent or given to the Company’s shareholders and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain, when available, free copies of the proxy statement at the Company’s website at www.capitalsouthwest.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting the Company by mail at Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, Attn: Corporate Secretary, or by telephone at 972-233-8242.

Participants in the Solicitation

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction and may have direct or indirect interests in the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on June 17, 2014, and its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which was filed with the SEC on June 3, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from the Company by contacting Corporate Secretary by mail at Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, Attn: Corporate Secretary, by telephone at 972-233-8242, or by going to the Company’s Investor Relations page on its corporate website at www.capitalsouthwest.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company will file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2014

By:	/s/ Joseph B. Armes

Name:	Joseph B. Armes
Title:	Chairman of the Board
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated December 2, 2014
99.2	Investor Presentation Slides dated December 2, 2014
99.3	Investor Presentation Script dated December 2, 2014
99.4	Letter to Legacy Company Employees and Portfolio Companies, dated December 2, 2014
99.5	Form of Letter to Industrial Co. Businesses